MITCHELL HUTCHINS SERIES TRUST--HIGH GRADE FIXED INCOME PORTFOLIO  ANNUAL REPORT

                                                               February 16, 1999

Dear Contract Owner,

We are pleased to present you with the annual report for the Mitchell Hutchins Series Trust--High Grade Fixed Income Portfolio for the fiscal year ended December 31, 1998.

MARKET REVIEW
----------------------------------------------------------------------------
[BARS ICON]

The "flight to quality" that had dominated the bond markets in 1998 partially reversed itself toward year-end as the markets stabilized. The 30-year Treasury bond closed the year with a yield of 5.10%, up from 4.95% at the end of the third quarter, and a total return of 17.4% -- its best annual return since 1995.

   Investors' aversion to risk was heightened by the mid-August crisis in Russia and fears of it spreading to Latin America. Yield spreads -- the difference in yield or income that securities must pay above Treasurys to compensate for the additional risk -- widened across all fixed income sectors. The "flight to quality" became a "flight to liquidity" as investors swarmed to shorter maturity Treasurys. Some markets virtually closed as a result.

   To head off the threatening global financial crisis, the Federal Reserve cut the short-term interest rate in September, October and November, lowering it from 5.50% to 4.75%. Cuts in short-term rates by several European central banks in preparation for the January 1, 1999 debut of the euro currency reinforced the Federal Reserve action.

   After eight weeks of a nearly dead new-issue market (late August through mid-October), signs of life began to appear in shorter-maturity debt and selling longer maturities became possible in issues and sectors perceived to be less risky. Investors returned to the capital markets in search of bargains, boosting the corporate and mortgage-backed sectors. Corporate bonds produced their best monthly return since the inception of the Lehman indices in 1973, only three months after posting their worst monthly return.

OUTLOOK
  [ARROW ICON]
Fixed income investors will most likely take their 1998 experience with risk to heart and invest cautiously in 1999. Despite continued strong U.S. economic growth and the stock market's record levels, spreads and liquidity premiums in fixed income securities remain high. Yield spreads may tighten a bit in 1999, which we believe will boost the performance of corporate bonds and mortgage securities.

ANNUAL REPORT

   Bond market liquidity has improved but may worsen again if one or more potential problems arise: Brazil's economic condition deteriorates further, the U.S. stock market weakens or Asia's crisis spreads further. We expect the economy to grow more slowly in 1999, with inflation remaining low. We do not believe a recession is likely.

PORTFOLIO REVIEW
----------------------------------------------------------------------------

   The Portfolio began the second half of its fiscal year with significant allocations to corporate bonds and mortgage-backed securities, as we maintained our focus on adding portfolio value by enhancing yield. At the same time, we emphasized call protection in an environment of heightened prepayment risk. As the period began we perceived the Federal Reserve to be on hold, and therefore expected relatively low volatility in the bond market.

   Instead, market volatility became extreme in August after Russia devalued the ruble and hedge funds began unwinding their leveraged positions. The speed of the financial de-leveraging propelled sector spreads beyond levels consistent with credit fundamentals. We were still positive on corporate bonds but worried about the impact of the sell-off -- particularly on the broker-dealer and money-center-bank sectors, which had exposure to derivatives and international markets. To help protect the Portfolio we reduced its exposure to corporate bonds.

   During November we increased the Portfolio's exposure to the mortgage sector -- we believe mortgage spreads to Treasurys are extremely attractive despite high prepayment risks. We think investors have become more credit-risk averse in reaction to events in the international markets, and we believe the high credit quality of mortgage securities and their historically low prices will attract investors to the sector.

ASSET ALLOCATION(1)

-------------------------------
Treasurys                 45.8%
Mortgages                 33.1
Corporates                20.0
Cash/Cash
Equivalents                1.1
-------------------------------

(1) All weightings represent percentages of portfolio assets as of December 31, 1998. The Portfolio is actively managed and all weightings are subject to change.

MITCHELL HUTCHINS SERIES TRUST--HIGH GRADE FIXED INCOME PORTFOLIO  ANNUAL REPORT

   Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have.

   Sincerely,

/s/ Margo Alexander
MARGO ALEXANDER
President
Mitchell Hutchins Asset Management Inc.

ANNUAL REPORT

PERFORMANCE AT A GLANCE
----------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE HIGH GRADE FIXED INCOME PORTFOLIO AND THE LEHMAN BROTHERS GOVERNMENT BOND INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                      HIGH GRADE FIXED INCOME PORTFOLIO           LB GOVERNMENT BOND INDEX
11/30/93                                         $9,570                            $10,000
12/31/93                                         $9,627                            $10,039
03/31/94                                         $9,166                             $9,737
06/30/94                                         $9,047                             $9,625
09/30/94                                         $8,997                             $9,666
12/31/94                                         $8,996                             $9,700
03/31/95                                         $9,347                            $10,156
06/30/95                                         $9,760                            $10,786
09/30/95                                         $9,956                            $10,977
12/31/95                                        $10,385                            $11,479
03/31/96                                        $10,111                            $11,218
06/30/96                                        $10,078                            $11,271
09/30/96                                        $10,231                            $11,461
12/31/96                                        $10,531                            $11,796
03/31/97                                        $10,403                            $11,700
06/30/97                                        $10,751                            $12,105
09/30/97                                        $11,098                            $12,510
12/31/97                                        $11,387                            $12,926
03/31/98                                        $11,571                            $13,121
06/30/98                                        $11,853                            $13,467
09/30/98                                        $12,209                            $14,212
12/31/98                                        $12,711                            $14,199

   The graph depicts the performance of the High Grade Fixed Income Portfolio versus the Lehman Brothers Government Bond Index, from November 30, 1993 through December 31, 1998. It is important to note that the High Grade Fixed Income Portfolio is a professionally managed mutual fund while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 12/31/98

----------------------
One Year         6.83%
Five Years       4.79
Life*            3.88
----------------------

* Life = return since inception on 11/8/93.

   Past performance does not guarantee future performance. Figures assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable dates and do not include sales charges. Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity contracts.

   The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Sources: Lipper Inc. and PaineWebber Inc.

MITCHELL HUTCHINS SERIES TRUST--HIGH GRADE FIXED INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS                                       DECEMBER 31, 1998

PRINCIPAL
 AMOUNT
  (000)                                                          MATURITY DATES               INTEREST RATES            VALUE
---------                                                  --------------------------   --------------------------   ------------
U.S. GOVERNMENT OBLIGATIONS--46.55%
  $ 425     U.S. Treasury Bonds..........................           02/15/21                      7.875%             $   560,071
    200     U.S. Treasury LINCS..........................           08/15/09                      6.000                  209,915
  2,200     U.S. Treasury Notes..........................     07/31/99 to 05/15/08            5.625 to 7.875           2,381,093
                                                                                                                     ------------
Total U.S. Government Obligations (cost--$3,141,249).....                                                              3,151,079
                                                                                                                     ------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--7.67%
    324     GNMA.........................................           01/15/24                      7.000                  331,232
    176     GNMA.........................................           11/15/17                      8.500                  188,236
                                                                                                                     ------------
Total Government National Mortgage Association
  Certificates
  (cost--$488,889).......................................
                                                                                                                         519,468
                                                                                                                     ------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--19.32%
    150     FNMA 30 Year TBA.............................             TBA                         6.000                  148,063
    265     FNMA.........................................           02/02/06                      5.875                  274,875
     53     FNMA.........................................           12/01/08                      6.000                   53,297
    342     FNMA.........................................           10/01/23                      7.000                  348,936
    275     FNMA.........................................           07/01/09                      7.500                  282,805
     88     FNMA.........................................           09/01/11                      8.000                   91,321
    106     FNMA.........................................           04/01/09                      7.000                  108,705
                                                                                                                     ------------
Total Federal National Mortgage Association Certificates
  (cost--$1,259,605).....................................                                                              1,308,002
                                                                                                                     ------------

COLLATERALIZED MORTGAGE OBLIGATIONS--9.28%
     83     Amresco Commercial Mortgage Funding I Corp.,
              Series 1997-C1, Class A1...................           06/17/29                      6.730                   86,358
     39     FDIC REMIC Trust Series 1994-C1, Class 2A2...           09/25/25                      7.850                   39,131
     40     FDIC REMIC Trust Series 1996-C1, Class 1A....           05/25/26                      6.750                   40,226
    149     LB Commercial Conduit Mortgage Trust Series
              1998-C4, Class A1A.........................           10/15/35                      5.870                  150,134
    168     Merrill Lynch Mortgage Investments Inc.,
              Series 1996-C1, Class A1...................           04/25/28                      7.150                  172,386
    136     Morgan Stanley Capital I, Series 1997-WF1,
              Class A1 +.................................           10/15/06                      6.830                  140,102
                                                                                                                     ------------
Total Collateralized Mortgage Obligations
  (cost--$616,488).......................................                                                                628,337
                                                                                                                     ------------

CORPORATE BONDS--21.97%
BANKS--3.47%
    235     MBNA Capital 1...............................           12/01/26                      8.278                  234,918
                                                                                                                     ------------
FINANCIAL SERVICES--2.48%
     65     Associates Corporation North America.........           11/01/08                      6.250                   67,068
    100     Household International Netherlands B V......           12/01/03                      6.200                  100,621
                                                                                                                     ------------
                                                                                                                         167,689
                                                                                                                     ------------

MITCHELL HUTCHINS SERIES TRUST--HIGH GRADE FIXED INCOME PORTFOLIO

PRINCIPAL
 AMOUNT
  (000)                                                          MATURITY DATES               INTEREST RATES            VALUE
---------                                                  --------------------------   --------------------------   ------------
CORPORATE BONDS--(CONCLUDED)
INSURANCE--11.25%
  $ 250     American Re Corporation......................           12/15/26                      7.450%             $   286,465
    235     Hartford Financial Services Group
              Incorporated...............................           11/01/08                      6.375                  237,195
    225     Loews Corporation............................           12/15/06                      6.750                  237,696
                                                                                                                     ------------
                                                                                                                         761,356
                                                                                                                     ------------
MANUFACTURING-DIVERSIFIED--1.12%
     75     Tyco International Group S A.................           06/15/01                      6.125                   75,748
                                                                                                                     ------------
MEDIA--2.46%
    150     News America Holdings Inc....................           10/17/96                      8.250                  166,626
                                                                                                                     ------------
REAL ESTATE INVESTMENT TRUST--1.19%
     80     First Industrial LP..........................           05/15/27                      7.150                   80,604
                                                                                                                     ------------
Total Corporate Bonds (cost--$1,425,047).................                                                              1,486,941
                                                                                                                     ------------

SHORT-TERM U.S. GOVERNMENT OBLIGATION--3.68%
    250     U.S. Treasury Bills (cost--$249,386).........           01/21/99                      4.420@                 249,386
                                                                                                                     ------------

REPURCHASE AGREEMENT--1.11%
     75     Repurchase Agreement dated 12/31/98 with
              State Street Bank & Trust Company,
              collateralized by $74,155 U.S. Treasury
              Notes, 6.00% due 08/15/99 (value--$76,565);
              proceeds $75,033 (cost--$75,000)...........           01/04/99                      4.000                   75,000
                                                                                                                     ------------
Total Investments (cost--$7,255,664)--109.58%............                                                              7,418,213
Liabilities in excess of other assets--(9.58)%...........                                                               (648,630)
                                                                                                                     ------------
Net Assets--100.00%......................................                                                            $ 6,769,583
                                                                                                                     ------------
                                                                                                                     ------------

-----------------

@          Interest rate shown is the discount rate at date of purchase.
+          Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
REMIC      Real Estate Mortgage Investment Conduit
TBA        To Be Assigned--Securities are purchased on a forward commitment with an approximate (quarterly +/-1.0%) principal amount and no defined maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--HIGH GRADE FIXED INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES                            DECEMBER 31, 1998

ASSETS
Investments, at value (cost--$7,255,664)...............................................................  $7,418,213
Cash...................................................................................................       4,778
Dividends and interest receivable......................................................................      76,171
Other assets...........................................................................................       1,038
                                                                                                         ----------
Total assets...........................................................................................   7,500,200
                                                                                                         ----------

LIABILITIES
Dividends payable......................................................................................     554,994
Payable to investment adviser and administrator........................................................       3,127
Payable for investments purchased......................................................................     147,844
Accrued expenses and other liabilities.................................................................      24,652
                                                                                                         ----------
Total liabilities......................................................................................     730,617
                                                                                                         ----------

NET ASSETS
Beneficial interest shares of $0.001 par value outstanding--738,614 shares (unlimited amount
  authorized)..........................................................................................   6,607,126
Accumulated net realized loss from investments.........................................................         (92)
Net unrealized appreciation of investments.............................................................     162,549
                                                                                                         ----------
Net assets.............................................................................................  $6,769,583
                                                                                                         ----------
                                                                                                         ----------
Net asset value, offering price and redemption value per share.........................................  $     9.17
                                                                                                         ----------
                                                                                                         ----------

                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--HIGH GRADE FIXED INCOME PORTFOLIO

STATEMENT OF OPERATIONS

                                                                                                                      FOR THE
                                                                                                                    YEAR ENDED
                                                                                                                 DECEMBER 31, 1998
                                                                                                                 -----------------

INVESTMENT INCOME:
Interest.......................................................................................................    $     510,258
                                                                                                                 -----------------

EXPENSES:
Investment advisory and administration.........................................................................           38,332
Legal and audit................................................................................................           31,878
Reports and notices to shareholders............................................................................            9,651
Trustees' fees.................................................................................................            7,500
Custody and accounting.........................................................................................            6,605
Transfer agency fees and related service expenses..............................................................            1,500
Other expenses.................................................................................................            1,696
                                                                                                                 -----------------
                                                                                                                          97,162
                                                                                                                 -----------------
Net investment income..........................................................................................          413,096
                                                                                                                 -----------------

REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investments............................................................................          204,734
Net change in unrealized appreciation/depreciation of investments..............................................         (120,604)
                                                                                                                 -----------------
NET REALIZED AND UNREALIZED GAINS FROM INVESTMENTS.............................................................           84,130
                                                                                                                 -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........................................................    $     497,226
                                                                                                                 -----------------
                                                                                                                 -----------------

                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--HIGH GRADE FIXED INCOME PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                               FOR THE YEARS
                                                                                                             ENDED DECEMBER 31,
                                                                                                          ------------------------
                                                                                                             1998         1997
                                                                                                          -----------  -----------
FROM OPERATIONS:
Net investment income...................................................................................  $   413,096  $   440,240
Net realized gains (losses) from investments............................................................      204,734      (11,692)
Net change in unrealized appreciation/depreciation of investments.......................................     (120,604)     200,578
                                                                                                          -----------  -----------
Net increase in net assets resulting from operations....................................................      497,226      629,126
                                                                                                          -----------  -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income...................................................................................     (416,693)    (437,176)
Net realized gains from investment transactions.........................................................     (139,524)     --
                                                                                                          -----------  -----------
                                                                                                             (556,217)    (437,176)
                                                                                                          -----------  -----------

FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares....................................................................      999,990    1,050,596
Cost of shares repurchased..............................................................................   (1,953,577)  (2,251,336)
Proceeds from dividends reinvested......................................................................      437,300      451,613
                                                                                                          -----------  -----------
Net decrease in net assets from beneficial interest transactions........................................     (516,287)    (749,127)
                                                                                                          -----------  -----------
Net decrease in net assets..............................................................................     (575,278)    (557,177)

NET ASSETS:
Beginning of year.......................................................................................    7,344,861    7,902,038
                                                                                                          -----------  -----------
End of year (including undistributed net investment income of $309 at December 31, 1997)................  $ 6,769,583  $ 7,344,861
                                                                                                          -----------  -----------
                                                                                                          -----------  -----------

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

  Mitchell Hutchins Series Trust--High Grade Fixed Income Portfolio (the "Portfolio") is a diversified Portfolio of Mitchell Hutchins Series Trust (the "Fund"), which is organized under Massachusetts law by a Declaration of Trust dated November 21, 1986 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund operates as a series company currently offering thirteen portfolios. Shares of each Portfolio are offered only to insurance company separate accounts that fund benefits under certain variable annuity contracts.

  The Fund accounts separately for the assets, liabilities and operations for each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

  The preparation of financial statements in accordance with generally accepted accounting principles requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

  VALUATION OF INVESTMENTS--Securities that are listed on U.S. and foreign stock exchanges are valued at the last sale price on the day the securities are being valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange designated by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber"), and investment advisor and administrator of the Portfolio, as the primary market. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") are valued at the last trade price on Nasdaq prior to the time of valuation; other OTC securities (other than short-term debt securities described below) are valued at the last quoted bid price available in the OTC market prior to the time of valuation. When market quotations are unavailable, valuations are based upon appraisals received from a pricing service using a computerized matrix system or appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities. The amortized cost method of valuation, which approximates market value, is used to value short-term debt obligations with sixty days or less remaining to maturity, unless the Fund's board of trustees determines that this does not represent fair value. Securities and assets for which market quotations are not readily available (including restricted securities subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Fund's board of trustees.

  REPURCHASE AGREEMENTS--The Portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/ or retention of the collateral may be subject to legal proceedings. The Portfolio may participate in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

NOTES TO FINANCIAL STATEMENTS

  INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost basis. Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

  DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

  The ability of the issuers of debt securities including mortgage and asset backed securities held by the Portfolio to meet their obligations may be affected by economic developments, including those particular to a specific industry or region. Mortgage and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayments.

INVESTMENT ADVISER AND ADMINISTRATOR

  The Fund's board of trustees has approved an investment advisory and administration contract with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Portfolio. In accordance with the Advisory Contract, the Portfolio pays Mitchell Hutchins an investment advisory and administration fee, which is computed daily and paid monthly, at an annual rate of 0.50% of the Portfolio average daily net assets.

SECURITIES LENDING

  The Portfolio may lend securities up to 33 1/3% of its total assets to qualified institutions. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolio will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. For the year ended December 31, 1998 there was no security lending activity by the Portfolio.

BANK LINE OF CREDIT

  The Portfolio may participate with other funds managed by Mitchell Hutchins in a $200 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities or redemption of shares of the Portfolio at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Portfolio has agreed to pay a commitment fee, pro rata, based on the relative asset size of the funds in the Facility. Interest is charged to the Portfolio at rates based on prevailing market rates in effect at the time of borrowings. For the year ended December 31, 1998, the Portfolio did not borrow under the Facility.

INVESTMENTS IN SECURITIES

  For federal income tax purposes, the cost of securities owned at December 31, 1998 was substantially the same as the cost of securities for financial statement purposes.

NOTES TO FINANCIAL STATEMENTS

  At December 31, 1998, the components of net unrealized appreciation of investments were as follows:

Gross appreciation (investment having an excess of value over cost)....................................   $ 175,085
Gross depreciation (investment having an excess of cost over value)....................................     (12,536)
                                                                                                         -----------
Net unrealized appreciation of investments.............................................................   $ 162,549
                                                                                                         -----------
                                                                                                         -----------

  For the year ended December 31, 1998, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were $7,443,130 and $8,042,223, respectively.

FEDERAL TAX STATUS

  The Portfolio intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required.

  To reflect reclassifications arising from permanent "book/tax" differences for the year ended December 31, 1998, the Portfolio's undistributed net investment income was increased by $3,288 and accumulated net realized gains/losses from investments were decreased by $3,288.

SHARES OF BENEFICIAL INTEREST

  There are an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                          ---------------------------
                                              1998           1997
                                          ------------   ------------
Shares sold.............................       103,845        112,751
Shares redeemed.........................      (202,430)      (240,926)
Reinvestment of dividends...............        46,931         49,957
                                          ------------   ------------
Net decrease............................       (51,654)       (78,218)
                                          ------------   ------------
                                          ------------   ------------

MITCHELL HUTCHINS SERIES TRUST--HIGH GRADE FIXED INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

                                                     FOR THE YEARS ENDED DECEMBER 31,
                                               ---------------------------------------------
                                                 1998      1997     1996     1995     1994
                                               ---------  -------  -------  -------  -------
Net asset value, beginning of year...........  $    9.29  $  9.10  $  9.49  $  8.71  $  9.61
                                               ---------  -------  -------  -------  -------
Net investment income........................       0.56     0.55     0.50     0.56     0.26
Net realized and unrealized gains (losses)
 from investments............................       0.07     0.19    (0.63)    0.79    (0.89)
                                               ---------  -------  -------  -------  -------
Net increase (decrease) from investment
 operations..................................       0.63     0.74     0.13     1.35    (0.63)
                                               ---------  -------  -------  -------  -------
Dividends from net investment income.........      (0.56)   (0.55)   (0.52)   (0.57)   (0.27)
Distributions from net realized gains on
 investments.................................      (0.19)   --       --       --       --
                                               ---------  -------  -------  -------  -------
Total dividends and distributions............      (0.75)   --       --       --       --
                                               ---------  -------  -------  -------  -------
Net asset value, end of year.................  $    9.17  $  9.29  $  9.10  $  9.49  $  8.71
                                               ---------  -------  -------  -------  -------
                                               ---------  -------  -------  -------  -------
Total investment return (1)..................       6.83%    8.13%    1.41%   15.44%   (6.56)%
                                               ---------  -------  -------  -------  -------
                                               ---------  -------  -------  -------  -------
Ratios/Supplemental Data:
Net assets, end of year (000's)..............  $   6,770  $ 7,345  $ 7,902  $ 9,147  $ 7,638
Expenses to average net assets...............       1.27%    1.43%    1.62%    1.01%    1.56%
Net investment income to average net
 assets......................................       5.39%    5.54%    5.04%    5.56%    4.61%
Portfolio turnover rate......................        101%      95%     282%     136%      36%

-----------------

(1)        Total investment return is calculated assuming a $1,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each year reported. The figures do not include additional contract level charges; results would be lower if such charges were included.

MITCHELL HUTCHINS SERIES TRUST--HIGH GRADE FIXED INCOME PORTFOLIO

REPORT OF INDEPENDENT AUDITORS

The Board of Trustees and Shareholders
Mitchell Hutchins Series Trust--High Grade Fixed Income Portfolio

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Mitchell Hutchins Series Trust--High Grade Fixed Income Portfolio (the "Portfolio") (one of the Portfolios constituting Mitchell Hutchins Series Trust) (the "Fund") as of December 31, 1998 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mitchell Hutchins Series Trust--High Grade Fixed Income Portfolio at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                          /s/ Ernst & Young LLP

New York, New York
February 11, 1999

ANNUAL REPORT
------------------------

MITCHELL

HUTCHINS SERIES

TRUST



HIGH GRADE

FIXED INCOME

PORTFOLIO




December 31, 1998


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